Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter and Year Ended December 31, 2010

Entertainment Properties Trust

Supplemental Operating and Financial Data

Fourth Quarter and Year Ended December 31, 2010

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” “anticipates,” “estimates,” “offers,” “plans” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. In addition, references to our budgeted amounts and guidance are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 31 and 32 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR or the Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes megaplex theatres and adjacent retail, public charter schools and other destination recreational and specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Operating Information
Revenue (1)	$81,636	$66,593	$313,064	$259,111
Net income (loss) available to common shareholders of Entertainment Properties Trust	26,652	6,715	84,668	(22,199)
Earnings before interest, taxes, depreciation and amortization (EBITDA) - continuing operations (2)	66,075	41,682	248,760	138,846
Earnings before interest, taxes, depreciation and amortization (EBITDA) - discontinued operations (2)	—	1,239	916	(31,096)
Adjusted EBITDA - continuing operations (2)	66,679	56,401	257,710	219,478
Adjusted EBITDA - discontinued operations (2)	—	1,239	916	4,706
Interest expense, net (1)	19,298	16,702	74,802	65,747
Recurring principal payments	6,501	6,595	27,262	25,174
Capitalized interest	105	83	383	600
Straight-lined rental revenue	642	696	1,883	2,483
Dividends declared on preferred shares	7,551	7,550	30,206	30,206
Dividends declared on common shares	30,253	27,880	118,598	97,073
General and administrative expense (1)	4,430	3,373	18,227	15,169

	December 31,
	2010	2009
Balance Sheet Information
Total assets	2,923,420	2,680,732
Total assets before depreciation (gross assets)	3,220,488	2,939,370
Unencumbered real estate assets (3)
Number	103	45
Gross book value	1,528,521	399,439
Annualized stabilized NOI	147,678	39,471
Total debt	1,191,179	1,141,423
Equity	1,631,258	1,467,957
Common shares outstanding	46,543	42,893
Total market capitalization (using EOP closing price)	3,760,040	3,069,783
Debt/total assets	41%	43%
Debt/total market capitalization	32%	37%
Debt/gross assets	37%	39%
Debt/Adjusted EBITDA (1)(4)	4.47	5.06

(1)	Excludes discontinued operations.
(2)	See pages 31 and 32 for definitions.
(3)	Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4)	Adjusted EBITDA is for the quarter annualized. See pages 31 and 32 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Assets
Rental properties:
Megaplex theatres and other retail	$2,101,795	$2,085,187	$2,069,652	$2,087,909	$1,883,386	$1,756,539
Other	221,896	221,629	221,676	229,894	229,881	217,022
Less: accumulated depreciation	(297,068)	(286,392)	(273,286)	(272,993)	(258,638)	(247,425)
Land held for development	184,457	184,457	184,457	4,457	4,457	4,457
Property under development	5,967	7,671	7,779	9,162	8,272	16,118
Mortgage notes receivable (1)
Waterpark	168,994	168,545	168,545	165,452	163,298	163,298
Concord	—	—	—	133,119	133,119	133,119
Toronto Dundas Square Project	—	—	—	—	90,882	86,878
Metropolitan ski areas	136,410	136,410	136,410	136,409	135,581	134,774
Investment in a direct financing lease, net	226,433	225,187	216,419	215,196	169,850	168,884
Investment in joint ventures	22,010	19,334	19,423	4,356	4,080	2,435
Cash and cash equivalents	11,776	14,860	20,144	21,029	23,138	11,196
Restricted cash	16,279	21,253	16,351	10,770	12,857	15,902
Accounts receivable, net	39,814	36,364	33,483	34,834	30,727	29,147
Notes receivable (1)	5,127	5,152	5,159	7,247	7,898	12,395
Other assets and intangible assets, net	79,530	82,594	84,442	75,664	41,944	48,798

Total Assets	$2,923,420	$2,922,251	$2,910,654	$2,862,505	$2,680,732	$2,553,537

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$56,488	$44,673	$37,190	$48,375	$28,411	$28,608
Common dividends payable	30,253	30,248	30,222	27,875	27,880	23,748
Preferred dividends payable	7,551	7,552	7,552	7,552	7,552	7,552
Unearned rents and interest	6,691	13,148	9,206	5,087	7,509	12,277
Line of credit	142,000	150,000	153,500	107,000	35,000	73,000
Long-term debt	1,049,179	1,052,180	1,055,067	1,201,623	1,106,423	1,111,139

Total Liabilities	1,292,162	1,297,801	1,292,737	1,397,512	1,212,775	1,256,324
Equity:
Common stock and additional paid in capital	1,785,848	1,783,852	1,781,104	1,637,040	1,633,554	1,440,437
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(39,762)	(39,069)	(36,812)	(36,804)	(29,968)	(27,698)
Loans to shareholders	—	(281)	(281)	(281)	(1,925)	(1,925)
Accumulated other comprehensive income	38,842	29,988	21,188	24,027	18,961	16,985
Distributions in excess of net income	(181,856)	(178,255)	(175,463)	(153,278)	(147,927)	(126,760)

Entertainment Properties Trust shareholders’ equity	1,603,239	1,596,402	1,589,903	1,470,871	1,472,862	1,301,206

Noncontrolling interests	28,019	28,048	28,014	(5,878)	(4,905)	(3,993)
Total Equity	1,631,258	1,624,450	1,617,917	1,464,993	1,467,957	1,297,213

Total Liabilities and equity	$2,923,420	$2,922,251	$2,910,654	$2,862,505	$2,680,732	$2,553,537

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Rental revenue and tenant reimbursements:
Theatres and adjacent retail	$64,290	$63,643	$60,370	$55,602	$49,899	$49,067
Vineyards and wineries	3,620	3,491	3,818	4,138	4,194	3,899
Metropolitan ski areas	316	315	315	315	312	311
Mortgage and other financing income:
Public charter schools (1)	6,872	6,604	6,567	6,208	5,203	5,293
Metropolitan ski areas	3,410	3,398	3,398	3,358	3,338	3,318
Waterpark	2,940	2,940	2,902	2,850	2,824	2,794
Other	136	358	146	176	242	245
Other income	52	235	45	236	581	441

Total revenue	$81,636	$80,984	$77,561	$72,883	$66,593	$65,368
Property operating expense	10,094	9,622	8,985	7,128	6,382	5,423
Other expense	433	384	143	337	437	587
General and administrative expense	4,430	4,076	4,633	5,089	3,373	3,511
Costs associated with loan refinancing	—	—	15,247	—	—	—
Interest expense, net	19,298	19,274	18,726	17,504	16,702	17,595
Transaction costs	141	11	111	7,524	3,165	40
Provision for loan losses	—	—	—	700	5,197	65,757
Impairment charges	463	—	—	—	6,357	—
Depreciation and amortization	13,933	13,464	13,004	11,697	10,515	10,868
Equity in income from joint ventures	776	706	423	233	222	229
Gain on acquisition	555	—	—	8,468	—	—

Income (loss) from continuing operations	34,175	34,859	17,135	$31,605	$14,687	$(38,184)
Loss from discontinued operations	—	(14)	(1,453)	(2,514)	(1,321)	(37,178)
Gain (loss) on sale of real estate from discontinued operations	—	198	(934)	—	—	—

Net income (loss)	34,175	35,043	14,748	29,091	13,366	(75,362)
Net loss (income) attributable to noncontrolling interests	28	(34)	840	984	899	16,071
Preferred dividend requirements	(7,551)	(7,552)	(7,552)	(7,552)	(7,550)	(7,552)

Net income (loss) available to common shareholders of Entertainment Properties Trust	26,652	27,457	8,036	$22,523	$6,715	$(66,843)

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Propertiest Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$26,652	$27,457	$8,036	$22,523	$6,715	$(66,843)
Loss (gain) on sale of real estate	—	(198)	934	—	—	—
Real estate depreciation and amortization	13,694	13,334	13,527	12,273	11,143	11,728
Allocated share of joint venture depreciation	90	81	72	65	66	66
Noncontrolling interest	—	—	(872)	(1,033)	(956)	(16,118)

FFO available to common shareholders of Entertainment Properties Trust	$40,436	$40,674	$21,697	$33,828	$16,968	$(71,167)

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.87	$0.87	$0.48	$0.79	$0.43	$(2.01)
Diluted	0.86	0.87	0.48	0.78	0.43	(2.01)
Shares used for computation (in thousands):
Basic	46,539	46,511	44,869	42,850	39,641	35,445
Diluted	46,893	46,809	45,214	43,141	39,901	35,445

(1)	See pages 31 and 32 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of Entertainment Properties Trust	$40,436	$40,674	$21,697	$33,828	$16,968	$(71,167)
Adjustments:
Non-cash impairment charges and provision for loan losses	463	—	—	700	11,554	101,558
Transaction costs	141	11	111	7,524	3,165	40
Non-real estate depreciation and amortization	239	130	97	130	190	196
Deferred financing fees amortization	1,061	1,122	1,390	1,236	1,111	1,103
Costs associated with loan refinancing	—	—	15,620	—	—	—
Share-based compensation expense to management and trustees	1,188	1,187	1,172	1,163	1,069	1,083
Maintenance capital expenditures (2)	(2,559)	(2,872)	(163)	(288)	(108)	(304)
Straight-lined rental revenue	(642)	(426)	(469)	(346)	(696)	(642)
Non-cash portion of mortgage and other financing income	(1,274)	(1,201)	(1,257)	(2,006)	(1,855)	(1,807)
Amortization of above market leases, net	66	74	39	21	—	—
Gain on acquisition	(555)	—	—	(8,468)	—	—

AFFO available to common shareholders of Entertainment Properties Trust	$38,564	$38,699	$38,237	$33,494	$31,398	$30,060

Weighted average shares outstanding-diluted FFO	46,893	46,809	45,214	43,141	39,901	35,445
Other common stock equivalents excluded due to loss	—	—	—	—	—	230

Weighted average shares outstanding-diluted AFFO	46,893	46,809	45,214	43,141	39,901	35,675

AFFO per diluted common share	$0.82	$0.83	$0.85	$0.78	$0.79	$0.84
Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.65	$0.65
AFFO payout ratio (3)	79%	78%	76%	83%	82%	77%

(1)	See pages 31 and 32 for definitions.
(2)	Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at December 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Term Loans/Bond/Capital Lease		Credit			Weighted Avg
Year	Amortization	Maturities	Amortization	Maturities	Facility (2)	Senior Notes	Total	Interest Rate
2011	$24,206	$—	$2,844	$9,216	$—	$—	$36,266	5.18%
2012	25,113	65,293	2,970	—	—	—	93,376	6.46%
2013	17,886	98,484	3,162	—	142,000	—	261,532	4.46%
2014	12,331	141,370	3,354	—	—	—	157,055	6.30%
2015	10,968	90,813	3,555	—	—	—	105,336	5.72%
2016	7,076	96,144	3,765	—	—	—	106,985	6.04%
2017	3,655	82,299	3,982	3,619	—	—	93,555	5.86%
2018	920	12,462	955	58,102	—	—	72,439	5.34%
2019	—	—	—	—	—	—	—	0.00%
2020	—	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—	0.00%
Thereafter	—	4,000	—	10,635	—	—	14,635	1.76%

	$102,155	$590,865	$24,587	$81,572	$142,000	$250,000	$1,191,179	5.95%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$785,230	5.96%	4.5
Fixed Rate Unsecured Debt	250,000	7.75%	9.5
Variable Rate Secured Debt	13,949	0.81%	22.0
Variable Rate Unsecured Debt	142,000	3.26%	2.9

Total	$1,191,179	5.95%	5.6

Note: $83.0 million of variable rate debt outstanding at December 31, 2010 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortization and maturities represent only consolidated debt obligations.
(2)	Credit Facility Summary:

Commitment	Balance	Maturity	Rate at 12/31/2010
$ 320,000	$142,000	December 1, 2013	3.26%

Note: The facility includes an accordion feature in which the facility can be increased to up to $420 million subject to certain conditions, including lender consent.

Entertainment Properties Trust

Capital Structure at December 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	December 31, 2010	December 31, 2009
Mortgage note payable, paid in full on June 21, 2010	$—	$56,250
Mortgage note payable, extinguished in Cappelli settlement on June 18, 2010	—	113,333
Secured revolving variable rate credit facility, paid in full on June 30, 2010	—	35,000
Term loan payable, paid in full on June 30, 2010	—	117,600
Capital lease obligation, due December 31, 2011	9,251	—
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	44,473	45,808
Mortgage note payable, 6.63%, due November 1, 2012	24,866	25,608
Mortgage notes payable, 4.26%-9.01%, due
February 10, 2013	112,982	119,373
Unsecured revolving variable rate credit facility, LIBOR + 3.00%, due December 1, 2013	142,000	—
Mortgage note payable, 6.84%, due March 1, 2014	103,127	102,008
Mortgage note payable, 5.58%, due April 1, 2014	59,537	60,671
Mortgage note payable, 5.56%, due June 5, 2015	33,182	33,763
Mortgage notes payable, 5.77%, due November 6, 2015	71,014	72,779
Mortgage notes payable, 5.84%, due March 6, 2016	39,944	40,898
Mortgage notes payable, 6.37%, due June 30, 2016	28,514	29,132
Mortgage notes payable, 6.10%, due October 1, 2016	25,625	26,187
Mortgage notes payable, 6.02%, due October 6, 2016	19,317	19,746
Mortgage note payable, 6.06%, due March 1, 2017	10,762	10,991
Mortgage note payable, 6.07%, due April 6, 2017	11,076	11,310
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	51,319	52,438
Mortgage notes payable, 5.86%, due August 1, 2017	26,268	26,826
Term loans payable, $82,958 at December 31, 2010 fixed through interest rate swaps at 5.11%-5.76%, $3,314 at December 31, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	86,272	93,597
Mortgage note payable, 6.19%, due February 1, 2018	16,171	16,667
Mortgage note payable, 7.37%, due July 15, 2018	10,844	11,803
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	—
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%, extinguished in Cappelli settlement on June 18, 2010	—	5,000

Total	$1,191,179	$1,141,423

Entertainment Properties Trust

Capital Structure

Senior Notes

Senior Debt Ratings as of December 31, 2010

Moody’s	Baa3
Fitch	BBB-
Standard and Poor’s	BB+

Summary of Covenants

The Company’s outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. The actual amounts as of December 31 and September 30, 2010 are:

Note Covenants	Required	Actual 4th Quarter 2010 (1)	Actual 3rd Quarter 2010
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	38%	38%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	25%	25%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.6x	3.6x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	430%	421%

(1)	See page 14 for detailed calculations

Entertainment Properties Trust

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

	December 31, 2010		December 31, 2010
Total Assets:		Total Debt:
Total Assets	$2,923,420	Secured debt obligations	$799,179
Add: accumulated depreciation	297,068	Unsecured debt obligations:
Less: intangible assets	(35,644)	Unsecured debt	392,000

Total Assets	$3,184,844	Oustanding letters of credit	1,781

		Derivatives at fair market value, net	8,432

		Total unsecured debt obligations:	402,213

	December 31, 2010
Total Unencumbered Assets:
Unencumbered real estate assets, gross	$1,528,521
Cash and cash equivalents	11,776	Total Debt	$1,201,392

Land held for development	184,457
Property under development	5,967

Total Unencumbered Assets	$1,730,721

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	Trailing Twelve Months
Consolidated income available for debt service:
Adjusted EBITDA	$66,679	$66,902	$63,800	$60,329	$257,710
Add (subtract): EBITDA of discontinued operations	—	(13)	1,022	(93)	$916
Less: straight-line rental revenue	(642)	(426)	(469)	(346)	(1,883)

Consolidated income available for debt service	$66,037	$66,463	$64,353	$59,890	$256,743

Annual Debt Service:
Interest expense, gross	$19,404	$19,380	$18,826	$17,612	$75,222
Interest expense from discontinued operations	—	—	1,482	1,715	3,197
Less: deferred financing fees amortization	(1,061)	(1,122)	(1,390)	(1,236)	(4,809)

Annual Debt Service	$18,343	$18,258	$18,918	$18,091	$73,610

Debt Service Coverage	3.6	3.6	3.4	3.3	3.5

Entertainment Properties Trust

Capital Structure at December 31, 2010

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2010	Liquidation Preference	Dividend Rate	Convertible
Common shares	46,542,950	$46.25	N/A	(1)	N/A
Series B	3,200,000	$24.49	$80,000	7.750%	N
Series C	5,400,000	$19.27	$135,000	5.750%	Y
Series D	4,600,000	$23.92	$115,000	7.375%	N
Series E	3,450,000	$28.02	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2010 multiplied by closing price at December 31, 2010	$2,152,611
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at December 31, 2010	1,191,179

Total consolidated market capitalization	$3,760,040

(1)	Quarterly dividend declared in the fourth quarter of 2010 was $0.65 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Debt to total assets (book value)	41%	41%	42%	46%	43%	46%
Debt to total market capitalization	32%	33%	36%	38%	37%	42%
Debt to gross assets	37%	37%	38%	42%	39%	42%
Debt to Adjusted EBITDA (1)	4.47	4.49	4.74	5.42	5.06	5.30
Secured debt to secured assets (2)	60%	61%	61%	52%	47%	49%
Unencumbered real estate assets to total real estate assets (3)	54%	53%	53%	17%	17%	12%
Interest coverage ratio (4)	3.5	3.5	3.2	3.2	3.1	3.0
Fixed charge coverage ratio (4)	2.5	2.5	2.4	2.3	2.2	2.1
Debt service coverage ratio (4)	2.6	2.7	2.4	2.4	2.3	2.3
FFO payout ratio (5)	76%	75%	135%	83%	151%	-32%
AFFO payout ratio (6)	79%	78%	76%	83%	82%	77%

(1)	Adjusted EBITDA is for the quarter annualized. See pages 31 and 32 for definitions.
(2)	Prior to June 30, 2010, includes previous secured revolving line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4)	See page 17 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Interest Coverage Ratio (1):
Net income (loss)	$34,175	$35,043	$14,748	$29,091	$13,366	$(75,362)
Impairment charges	463	—	—	—	6,357	35,801
Provision for loan losses	—	—	—	700	5,197	65,757
Transaction costs	141	11	111	7,524	3,165	40
Interest expense, gross	19,404	19,380	20,308	19,327	18,544	19,441
Depreciation and amortization	13,933	13,458	13,632	12,403	11,336	11,921
Share-based compensation expense to management and trustees	1,188	1,187	1,172	1,163	1,069	1,083
Costs associated with loan refinancing	—	—	15,620	—	—	—
Interest cost capitalized	(105)	(103)	(92)	(83)	(83)	(83)
Straight-line rental revenue	(642)	(426)	(469)	(346)	(696)	(642)
Loss (gain) on sale of real estate from discontinued operations	—	(198)	934	—	—	—
Gain on acquisition	(555)	—	—	(8,468)	—	—

Interest coverage amount	$68,002	$68,352	$65,964	$61,311	$58,255	$57,956
Interest expense, net	$19,298	$19,276	$20,207	$19,219	$18,441	$19,355
Interest income	1	1	9	25	20	3
Interest cost capitalized	105	103	92	83	83	83

Interest expense, gross	$19,404	$19,380	$20,308	$19,327	$18,544	$19,441
Interest coverage ratio	3.5	3.5	3.2	3.2	3.1	3.0

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$68,002	$68,352	$65,964	$61,311	$58,255	$57,956
Interest expense, gross	$19,404	19,380	20,308	19,327	18,544	19,441
Preferred share dividends	7,551	7,552	7,552	7,552	7,550	7,552

Fixed charges	$26,955	$26,932	$27,860	$26,879	$26,094	$26,993
Fixed charge coverage ratio	2.5	2.5	2.4	2.3	2.2	2.1

Debt Service Coverage Ratio (1):
Interest coverage amount	$68,002	$68,352	$65,964	$61,311	$58,255	$57,956
Interest expense, gross	$19,404	19,380	20,308	19,327	18,544	19,441
Recurring principal payments	6,501	6,286	7,722	6,753	6,595	6,295

Debt service	$25,905	$25,666	$28,030	$26,080	$25,139	$25,736
Debt service coverage ratio	2.6	2.7	2.4	2.4	2.3	2.3

(1)	See pages 31 and 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009
Net cash provided by operating activities	53,251	52,497	$41,151	$33,492	$35,951	$35,849
Equity in income from joint ventures	776	706	423	233	222	229
Distributions from joint ventures	(831)	(796)	(586)	(269)	(243)	(250)
Amortization of deferred financing costs	(1,061)	(1,122)	(1,390)	(1,236)	(1,111)	(1,103)
Amortization of above market leases, net	(66)	(74)	(39)	(21)	—	—
Increase (decrease) in mortgage notes accrued interest receivable	—	—	(2,154)	2,982	808	272
Increase (decrease) in restricted cash	1,467	675	(2,789)	(304)	1,463	818
Increase in accounts receivable, net	2,916	1,592	1,143	2,246	1,394	989
Increase (decrease) in notes and accrued interest receivable	(25)	(8)	(69)	49	5	21
Increase in direct financing lease receivable	1,246	1,167	1,223	1,114	967	939
Increase (decrease) in other assets	(732)	1,094	(516)	3,536	(1,090)	(248)
Decrease (increase) in accounts payable and accrued liabilities	(7,556)	(6,386)	(1,576)	(6,660)	(1,073)	939
Decrease (increase) in unearned rents	(181)	145	1,623	(273)	32	745
Straight-line rental revenue	(642)	(426)	(469)	(346)	(696)	(642)
Interest expense, gross	19,404	19,380	20,308	19,327	18,544	19,441
Interest cost capitalized	(105)	(103)	(92)	(83)	(83)	(83)
Costs associated with loan refinancing (cash portion)	—	—	9,662	—	—	—
Transaction costs	141	11	111	7,524	3,165	40

Interest coverage amount (1)	$68,002	$68,352	$65,964	$61,311	$58,255	$57,956

(1)	See pages 31 and 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2010 Capital Spending:

Description	Location	Capital Spending Three Months Ended December 31, 2010	Capital Spending Year Ended December 31, 2010
Acquisition of Toronto Dundas Square	Toronto, Ontario	$—	$111,593
Investment in direct financing lease related to public charter schools	various	—	51,833
Acquisition of 12 theatre portfolio	various	—	124,436
Additions to Toronto Dundas Square mortgage note receivable	Toronto, Ontario	—	591
Additions to mortgage note receivable for development of Schlitterbahn Vacation Village	Kansas City, KS	449	5,697
Development of additional gross leasable area	Ontario, Canada	538	2,284
Development of entertainment retail center	Suffolk, VA	577	2,685
Development of custom crush facility	Sonoma County, CA	—	163
Investment in unconsolidated joint ventures	various	1,044	16,691
Cash paid related to Cappelli settlement	various	—	4,586
Capitalized building improvements and tenant improvements, net	various	694	2,307

Total investment spending		$3,302	$322,866
Other capital acquisitions, net	various	1,477	4,908

Total capital spending		$4,779	$327,774

2010 Dispositions:

Description	Location	Date of Disposition	Cash Received
Havens vineyard and winery	Yountville, CA	June 2010	$6,301
Land parcel and building	Arroyo Grande, CA	July 2010	$1,155

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended December 31, 2010

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$57,067	—	$316	$3,620	$—	$61,003	$—	$61,003
Tenant reimbursements	7,223	—	—	—	—	7,223	—	7,223
Other income	26	—	—	—	26	52	—	52
Mortgage and other financing income	75	6,872	3,410	34	2,940	13,331	27	13,358

Total revenue	64,391	6,872	3,726	3,654	2,966	81,609	27	81,636

Property operating expense	9,263	—	—	802	29	10,094	—	10,094
Other expense	—	—	—	92	164	256	177	433

Total investment expenses	9,263	—	—	894	193	10,350	177	10,527

General and administrative expense	—	—	—	—	—	—	4,430	4,430
Transaction costs	—	—	—	—	—	—	141	141
Impairment charges	—	—	—	—	—	—	463	463

EBITDA - continuing operations	$55,128	$6,872	$3,726	$2,760	$2,773	$71,259	$(5,184)	$66,075

	77%	10%	5%	4%	4%	100%
Add: transaction costs							141	141
Add: impairment charges							463	463

Adjusted EBITDA - continuing operations								$66,679
Reconciliation to Consolidated Statements of Income:
Interest expense, net							(19,298)	(19,298)
Transaction costs							(141)	(141)
Impairment charges							(463)	(463)
Depreciation and amortization							(13,933)	(13,933)
Equity in income from joint ventures							776	776
Gain on acquisition							555	555

Net income								34,175
Noncontrolling interests							28	28
Preferred dividend requirements							(7,551)	(7,551)

Net income available to common shareholders								$26,652

*	Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at December 31, 2010

Entertainment Properties Trust

Financial Information by Asset Type

For the Year Ended December 31, 2010

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$218,680	$—	$1,261	$15,067	$—	$235,008	$—	$235,008
Tenant reimbursements	25,225	—	—	—	—	25,225	—	25,225
Other income	294	—	—	36	238	568	—	568
Mortgage and other financing income	398	26,251	13,564	314	11,583	52,110	153	52,263

Total revenue	244,597	26,251	14,825	15,417	11,821	312,911	153	313,064

Property operating expense	31,955	—	—	3,694	181	35,830	—	35,830
Other expense	217	—	—	433	431	1,081	216	1,297

Total investment expenses	32,172	—	—	4,127	612	36,911	216	37,127

General and administrative expense	—	—	—	—	—	—	18,227	18,227
Transaction costs	—	—	—	—	—	—	7,787	7,787
Provision for loan losses	—	—	—	—	—	—	700	700
Impairment charges	—	—	—	—	—	—	463	463

EBITDA - continuing operations	$212,425	$26,251	$14,825	$11,290	$11,209	$276,000	$(27,240)	$248,760

	77%	10%	5%	4%	4%	100%
Add: transaction costs							7,787	7,787
Add: provision for loan losses							700	700
Add: impairment charges							463	463

Adjusted EBITDA - continuing operations								$257,710
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing							(15,247)	(15,247)
Interest expense, net							(74,802)	(74,802)
Transaction costs							(7,787)	(7,787)
Provision for loan losses							(700)	(700)
Impairment charges							(463)	(463)
Depreciation and amortization							(52,099)	(52,099)
Equity in income from joint ventures							2,138	2,138
Gain on acquisition							9,023	9,023
Loss from discontinued operations							(3,982)	(3,982)
Loss on sale of real estate - discontinued operations							(736)	(736)

Net income								113,055
Noncontrolling interests							1,819	1,819
Preferred dividend requirements							(30,206)	(30,206)

Net income available to common shareholders								$84,668

*	Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at December 31, 2010

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended December 31, 2009

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$45,939	$—	$312	$4,194	$—	$50,445	$—	$50,445
Tenant reimbursements	3,960	—	—	—	—	3,960	—	3,960
Other income	506	—	—	32	—	538	43	581
Mortgage and other financing income	128	5,203	3,338	35	2,824	11,528	79	11,607

Total revenue	50,533	5,203	3,650	4,261	2,824	66,471	122	66,593

Property operating expense	5,212	—	—	1,170	—	6,382	—	6,382
Other expense	393	—	—	44	—	437	—	437

Total investment expenses	5,605	—	—	1,214	—	6,819	—	6,819

General and administrative expense	—	—	—	—	—	—	3,373	3,373
Transaction costs	—	—	—	—	—	—	3,165	3,165
Provision for loan losses	—	—	—	—	—	—	5,197	5,197
Impairment charges	—	—	—	—	—	—	6,357	6,357

EBITDA - continuing operations	$44,928	$5,203	$3,650	$3,047	$2,824	$59,652	$(17,970)	$41,682

	75%	9%	6%	5%	5%	100%
Add: transaction costs							3,165	3,165
Add: provision for loan losses							5,197	5,197
Add: impairment charges							6,357	6,357

Adjusted EBITDA - continuing operations								$56,401
Reconciliation to Consolidated Statements of Income:
Interest expense, net							(16,702)	(16,702)
Transaction costs							(3,165)	(3,165)
Provision for loan losses							(5,197)	(5,197)
Impairment charges							(6,357)	(6,357)
Depreciation and amortization							(10,515)	(10,515)
Equity in income from joint ventures							222	222
Loss from discontinued operations							(1,321)	(1,321)

Net income								13,366
Noncontrolling interests							899	899
Preferred dividend requirements							(7,550)	(7,550)

Net income available to common shareholders								$6,715

*	Includes 7.8 million square feet of megaplex theatres and 1.7 million square feet of retail at December 31, 2009

Entertainment Properties Trust

Financial Information by Asset Type

For the Year Ended December 31, 2009

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$178,815	$—	$1,245	$15,724	$—	$195,784	$—	$195,784
Tenant reimbursements	15,438	—	—	—	—	15,438	—	15,438
Other income	1,915	—	—	57	—	1,972	918	2,890
Mortgage and other financing income	1,933	20,530	13,233	510	8,478	44,684	315	44,999

Total revenue	198,101	20,530	14,478	16,291	8,478	257,878	1,233	259,111

Property operating expense	20,597		—	1,372	—	21,969	—	21,969
Other expense	1,819	—	—	676	—	2,495	—	2,495

Total investment expenses	22,416	—	—	2,048	—	24,464	—	24,464

General and administrative expense	—	—	—	—	—	—	15,169	15,169
Transaction costs	—	—	—	—	—	—	3,321	3,321
Provision for loan losses	—	—	—	—	—	—	70,954	70,954
Impairment charges	—	—	—	—	—	—	6,357	6,357

EBITDA - continuing operations	$175,685	$20,530	$14,478	$14,243	$8,478	$233,414	$(94,568)	$138,846

	75%	9%	6%	6%	4%	100%
Add: transaction costs							3,321	3,321
Add: provision for loan losses							70,954	70,954
Add: impairment charges							6,357	6,357

Adjusted EBITDA - continuing operations								$219,478
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing							(117)	(117)
Interest expense, net							(65,747)	(65,747)
Transaction costs							(3,321)	(3,321)
Provision for loan losses							(70,954)	(70,954)
Impairment charges							(6,357)	(6,357)
Depreciation and amortization							(42,111)	(42,111)
Equity in income from joint ventures							895	895
Loss from discontinued operations							(43,672)	(43,672)

Net income								(11,906)
Noncontrolling interests							19,913	19,913
Preferred dividend requirements							(30,206)	(30,206)

Net income available to common shareholders								$(22,199)

*	Includes 7.8 million square feet of megaplex theatres and 1.7 million square feet of retail at December 31, 2009

Entertainment Properties Trust

Financial Information by Asset Type - Discontinued Operations

(Unaudited, dollars in thousands)

For the Three Months Ended December 31, 2010

There was no income or loss from discontinued operations for the three months ended December 31, 2010.

For the Year Ended December 31, 2010

	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$3,684	$—	$—	$3,684
Tenant reimbursements	1,180	—	—	1,180

Total revenue	4,864	—	—	4,864

Property operating expense	3,831	—	—	3,831
Other expense	—	117	—	117

Total investment expenses	3,831	117	—	3,948

EBITDA and Adjusted EBITDA - discontinued operations	$1,033	$(117)	$—	$916

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing			(372)	(372)
Interest expense, net			(3,198)	(3,198)
Depreciation and amortization			(1,328)	(1,328)
Loss on sale of real estate			(736)	(736)

Loss from discontinued operations				$(4,718)

For the Three Months Ended December 31, 2009

	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$1,950	$—	$—	$1,950
Tenant reimbursements	725	—	—	725

Total revenue	2,675	—	—	2,675

Property operating expense	1,346	2	—	1,348
Other expense	—	88		88

Total investment expenses	1,346	90	—	1,436

EBITDA and Adjusted EBITDA - discontinued operations	$1,329	$(90)	$—	$1,239

Reconciliation to Consolidated Statements of Income:
Interest expense, net			(1,739)	(1,739)
Depreciation and amortization			(821)	(821)

Loss from discontinued operations				$(1,321)

For the Year Ended December 31, 2009

	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$8,438	$388	$—	$8,826
Tenant reimbursements	2,874	—	—	2,874

Total revenue	11,312	388	—	11,700

Property operating expense	6,477	393	—	6,870
Other expense	—	115	—	115

Total investment expenses	6,477	508	—	6,985

General and administrative expense	—	9	—	9
Impairment charges	35,802	—	—	35,802

EBITDA - discontinued operations	$(30,967)	$(129)	$—	$(31,096)

Add: impairment charges				35,802

Adjusted EBITDA - discontinued operations				$4,706

Reconciliation to Consolidated Statements of Income:
Impairment charges			(35,802)	(35,802)
Interest expense, net			(6,968)	(6,968)
Depreciation and amortization			(5,608)	(5,608)

Loss from discontinued operations				$(43,672)

Entertainment Properties Trust

Investment Information by Asset Type

As of December 31, 2010 and 2009

(Unaudited, dollars in thousands)

	As of December 31, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,822,689	$—	$192,422	$11,512	$—	$2,026,623
Add back accumulated depreciation on rental properties	279,106	—	16,467	1,495	—	297,068
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	5,967	—	—	—	—	5,967
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,994	305,404
Investment in a direct financing lease, net	—	226,433	—	—	—	226,433
Investment in joint ventures	22,010	—	—	—	—	22,010
Intangible assets, net of accumulated amortization	35,644	—	—	—	—	35,644
Add back accumulated amortization on intangible assets	11,479	—	—	—	—	11,479
Notes receivable and related accrued interest receivable, net	166	3,751	1,210	—	—	5,127

Total investments (1)	$2,181,518	$230,184	$210,099	$149,417	$348,994	$3,120,212

% of total investments	70%	7%	7%	5%	11%	100%

	As of December 31, 2009
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,636,580	$—	$206,229	$11,820	$—	$1,854,629
Add back accumulated depreciation on rental properties	246,806	—	10,645	1,187	—	258,638
Land held for development	4,457	—	—	—	—	4,457
Property under development	8,272	—	—	—	—	8,272
Mortgage notes and related accrued interest receivable, net	90,882	—	—	135,581	296,417	522,880
Investment in a direct financing lease, net	—	169,850	—	—	—	169,850
Investment in joint ventures	4,080	—	—	—	—	4,080
Intangible assets, net of accumulated amortization	6,727	—	—	—	—	6,727
Add back accumulated amortization on intangible assets	6,887	—	—	—	—	6,887
Notes receivable and related accrued interest receivable, net	2,854	3,750	1,294	—	—	7,898

Total investments (1)	$2,007,545	$173,600	$218,168	$148,588	$296,417	$2,844,318

% of total investments	71%	6%	8%	5%	10%	100%

(1)	See pages 31 and 32 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of December 31, 2010

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Trailing Twelve Months Ended December 31, 2010 (1)	% of Total Rental Revenue	Total Number of Leases Expiring	Financing Income for the Trailing Twelve Months Ended December 31, 2010	% of Total Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended December 31, 2010	% of Total Rental Revenue
2011	4	9,679	4%	—	—	—	—	—	—
2012	3	7,308	3%	—	—	—	—	—	—
2013	4	14,384	5%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	3	9,169	3%	—	—	—	—	—	—
2016	2	3,971	1%	—	—	—	—	—	—
2017	3	4,750	2%	—	—	—	1	1,631	1%
2018	17	21,276	8%	—	—	—	5	11,028	4%
2019	7	22,212	9%	—	—	—	1	1,344	1%
2020	7	8,745	3%	—	—	—	—
2021	3	7,201	3%	—	—	—	—	—	—
2022	9	16,108	6%	—	—	—	—	—	—
2023	2	2,294	1%	—	—	—	—	—	—
2024	8	14,432	6%	—	—	—	—	—	—
2025	7	14,175	5%	—	—	—	—	—	—
2026	5	7,122	3%	—	—	—	—	—	—
2027	3	3,939	2%	—	—	—	—	—	—
2028	2	7,360	3%	—	—	—	—	—	—
2029	15	14,125	5%	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	27	25,905	50%	—	—	—

	104	$188,250	72%	27	$25,905	50%	7	$14,003	6%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 28.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue

(Unaudited, dollars in thousands)

Customers	Asset Type	Total Revenue For The Three Months Ended December 31, 2010	Percentage of Total Revenue	Total Revenue For The Year Ended December 31, 2010	Percentage of Total Revenue
1. American Multi-Cinema, Inc.	Retail/Theatres	$28,519	35%	$112,739	36%
2. Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,283	9%	29,017	9%
3. Imagine Schools, Inc.	Public Charter Schools	6,785	8%	25,905	8%
4. Regal Cinemas, Inc.	Retail/Theatres	4,943	6%	20,262	6%
5. Cinemark USA, Inc.	Retail/Theatres	4,022	5%	10,370	3%
6. Peak Resorts, Inc.	Metropolitan Ski Areas	3,726	5%	14,825	5%
7. SVVI, LLC	Waterparks	2,940	4%	11,632	4%
8. Southern Theatres, LLC	Retail/Theatres	2,805	3%	11,179	4%
9. Ascentia Wine Estates, LLC	Vineyards and Wineries	2,779	3%	11,259	4%
10. Muvico Entertainment, LLC	Retail/Theatres	916	1%	3,749	1%

Total		$64,718	79%	$250,937	80%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2010	December 31, 2009
Mortgage note and related accrued interest receivable, 15.00%, extinguished on March 4, 2010	$—	$126,658
Mortgage note and related accrued interest receivable, 11.00%, extinguished in Cappelli settlement on June 18, 2010	—	133,119
Mortgage note and related accrued interest receivable, 10.00%, due April 1, 2012	33,677	32,848
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	168,994	163,298
Mortgage note, 9.67%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.30%, due April 3, 2027	62,500	62,500
Mortgage note, 9.54%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$305,404	$558,656
Less: loan loss reserves	—	(35,776)

Total mortgage notes and related accrued interest receivable, net	$305,404	$522,880

Payments Due on Mortgage Notes Receivable

As of December 31, 2010
Year:
2011	$—
2012	33,677
2013	—
2014	—
2015	—
Thereafter	271,727

Total	$305,404

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	December 31, 2010	December 31, 2009
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	$—	$10,000
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Note and related accrued interest receivable, 9.23%, due August 31, 2012	3,751	3,751
Note and related accrued interest receivable, 6.00%, due December 31, 2017	1,332	1,416
Notes and related accrued interest receivable, 12.00% to 15.00%, past due (1)	8,074	8,074
Other	166	854

Total notes and related accrued interest receivable	$13,323	$44,095
Less: Loan loss reserves	(8,196)	(36,197)

Total notes and related accrued interest receivable, net	$5,127	$7,898

(1)	Note receivable is impaired as of December 31, 2010 and is shown below as past due. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of December 31, 2010
Year:
Past due (100% reserved)	$8,074
2011	—
2012	3,751
2013	—
2014	—
2015	—
Thereafter	1,498

Total	$13,323

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Year Ended December 31, 2010

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 31.5%

EPR preferred interest: 15% priority return on $14.9 million

Income recognized for the year ended December 31, 2010: $1,945

Distributions received for the year ended December 31, 2010: $2,080

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the years ended December 31, 2010 and 2009:

	2010	2009
Rental properties, net	$26,668	$27,313
Cash	1	141
Long-term debt (paid in full, May 2010)	—	15,001
Partners’ equity	26,819	12,356
Rental revenue	4,498	4,432
Net income	1,878	2,443

Atlantic EPR-II

EPR investment interest: 23.8%

Income recognized for the year ended December 31, 2010: $350

Distributions received for the year ended December 31, 2010: $389

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the year ended December 31, 2010 and 2009:

	2010	2009
Rental properties, net	$21,037	$21,498
Cash	131	139
Long-term debt (due September 2013)	12,599	12,950
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,202	8,317
Rental revenue	2,889	2,876
Net income	1,366	1,331

Ningbo PIC, Nanqiao PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0% and 49.0%, respectively

EPR investment: $2,851

Loss recognized for the year ended December 31, 2010: $157

Distributions received for the year ended December 31, 2010: $0

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs associated with loan refinancing, interest expense (net), depreciation and amortization, gain on acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, gain or loss on sale of real estate from discontinued operations and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.